SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K




                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported): June 18, 1996



                         THE TJX COMPANIES, INC.
            (Exact name of registrant as specified in charter)


           DELAWARE                     1-4908               04-2207613
 State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)



770 Cochituate Road, Framingham, MA                           01701
(Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code:  (508)390-2662













                                Page 2.

Item 5.    Other Events.

           As of June 18, 1996, all of the outstanding shares of the Registrant's New Series A Cumulative Convertible Preferred Stock have been converted by the holders thereof into the Registrant's Common Stock and, accordingly, no such shares of Series A Preferred Stock remain outstanding.











                                Page 3.




                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         THE TJX COMPANIES, INC.



                         By: /s/ Donald G. Campbell
                             Name: Donald G. Campbell
                             Title: Executive Vice President-Finance




Date:  June 20, 1996